EXHIBIT 99.2

September 19, 2022 Acquires

SAFE HARBOR STATEMENT This infographic was prepared as of September 19, 2022, and any subsequent distribution, dissemination or reproduction of this infographic or any of its content is not an affirmation or restatement of any forward - looking statements contained herein. Forward - Looking Statements This infographic includes statements that constitute forward - looking statements. Such statements are subject to a number of risks, uncertainties and assumptions which could cause actual results to differ materially from those anticipated or projected, including, without limitation, those identified under Part I, Item 1A. contained in our Annual Report on Form 10 - K for the period ended January 29, 2022 under the heading “Risk Factors,” those described from time to time in subsequent reports filed with the SEC and those identified in our press release dated September 19, 2022 under the caption, “Safe Harbor”, all of which are available under the Investor Relations tab of our website at oxfordinc.com. Those risks may not be the only risks which may impact our forward - looking statements. We disclaim any intention, obligation or duty to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise, except as required by law. Basis of Presentation All per share information is presented on a diluted basis. Non - GAAP Measures This infographic contains certain non - GAAP financial metrics, such as adjusted earnings per share, which are intended to supplement our consolidated financial results presented in accordance with GAAP. We use these adjusted financial measures in making financial, operational and planning decisions, to evaluate our ongoing performance and in discussions with investment and other financial institutions, our board of directors and others.

OXFORD OVERVIEW ACQUISTION OVERVIEW ACQUISITION IMPACT

To maximize long - term shareholder value OUR STRATEGY To own a portfolio of lifestyle brands that create sustained, profitable growth OUR PURPOSE To evoke happiness OUR OBJECTIVE Andrew – can we reach out to lilly team to get this image; will get one without the AOR update

▪ Oxford is a portfolio company of happy, upbeat, high - margin lifestyle brands ▪ Founded in 1942 and headquartered in Atlanta, GA, Oxford leverages its 80 - year heritage and extended tenure in the apparel business ▪ Seeks continued opportunities for both profitable organic and inorganic growth for the portfolio ▪ Generates strong cash flow and has a long history of returning capital to shareholders; paid dividend every quarter since becoming publicly owned in 1960 ▪ Oxford's stock has traded on the New York Stock Exchange since 1964 under the symbol OXM OXFORD OVERVIEW (1) 2022 Projected revenue for Oxford of $1.300 billion to $1.325 billion provided as of 9/1/2022, without giving effect to the J ohn ny Was acquisition. (2) Emerging Brands consist of Southern Tide, The Beaufort Bonnet Company and Duck Head. Tommy Bahama 65% Lilly Pulitzer 26% Emerging Brands 9% $1.3B 2022P Revenue by Segment (1, 2) Wholesale 19% eCommerce 34% Retail 39% Restaurant 8% 2022P Revenue by Channel (1) $1.3B

A Private Label Manufacturer and Licensor of Brands OUR TRACK RECORD OF SUCCESS A Leading Lifestyle Brand Owner Portfolio Composition (acquired 2003) (acquired 2010) Oxford Womenswear (divested 2006) Oxford Slacks (divested 2010) (acquired 2016) (acquired 2016) (acquired 2017) Portfolio Composition (acquired 2022) Oxford Shirt Group (divested 2010) Lanier Clothes (divested 2020) 2003 (1) 20 - year portfolio transformation continues TODAY (2) Delivering superior results; 13% annualized TSR since 2003 (1) Fiscal 2003 ended 5/30/2003; does not include impact of Tommy Bahama acquisition, closed on 6/13/2003. Stock price and marke t c ap reflect market close on 4/25/2003, prior to announcement of Tommy Bahama acquisition. Stock price is adjusted for stock split. (2) Represents trailing twelve months as of 7/30/2022; stock price and market cap reflect market close on 9/16/2022. Sales $765M Gross Margin 21% Op Profit Margin 5% Stock Price $13 Market Cap $0.2B Sales $1,264M Gross Margin 62% Op Profit Margin 17% Stock Price $87 Market Cap $1.4B

OXFORD OVERVIEW ACQUISTION OVERVIEW ACQUISITION IMPACT

Johnny Was delivers on Oxford’s strategic acquisition criteria and further enhances our portfolio STRATEGIC RATIONALE • Clearly defined positioning driving emotional connections and capturing a loyal customer • Capability to command premium pricing • Profitable business model • Strong, longstanding leadership in place • Sustainable, profitable growth trajectory • Complementary to existing Oxford portfolio

Since 1987, Johnny Was: ▪ Inspires free - spirited optimism through beauty, authenticity, comfort and artistic expression ▪ Delivers globally - inspired, timeless pieces of the highest quality for all styles, celebrating and encouraging individual expression ▪ Demonstrates a unique ability to combine and mix elevated fabrics, silhouettes, patterns, bespoke prints and artisanal embroidery that distinguishes its product in the marketplace ▪ Presents an aspirational aesthetic by combining the California lifestyle with a casual elegance THE JOHNNY WAS BRAND

JOHNNY WAS BUSINESS PROFILE (1) $290+ DTC Average Order Value 75% DTC Revenue Mix Wholesale 25% Retail 34% eCommerce 41% 240K+ Unique DTC Customers (3) Gross Margin ~ 7 0% Attractive, Well - Balanced Distribution Mix Strong Direct to Consumer Dynamics (1) Metrics provided as of the trailing twelve - month period ending 7/31/2022. Metrics exclude impact of any purchase price accountin g. (2) Operating income includes $5 million of depreciation expense. (3) Known unique customers who have shopped in direct channels over the trailing twelve - month period ended 7/31/2022. Revenue $202M ~17% Operating Income Margin (2)

JOHNNY WAS BUSINESS PROFILE Complementary, brand enhancing wholesale partners >1,000 Specialty Boutiques Strong Retail Door Economics ▪ 61 doors across 24 states – in both small and large markets ▪ Average store size of 1,600 sq. ft. ▪ >$700 sales per sq. ft. ▪ ~$0.4 million of build - out costs per store ▪ New store payback period of under 2 years Geographically Diverse Customer Base (1) (1) Full - year 2021 direct to consumer customer mix. West 35% Southwest 20% South 22% Northeast 15% Midwest 8%

Complementary Market Positioning Attractive Customer Demographics (1) Further Diversifies Portfolio 2022P Revenue (2) COMPLEMENTARY TO OXFORD PORTFOLIO $125 $290 + 1 2 Johnny Was DTC Average Order Value > 2.3x Oxford’s existing premium portfolio driven by its well - defined customer base and higher price points The Johnny Was combination and mix of fabric, silhouette, pattern, print and embroidery distinguishes its product in the marketplace and among the Oxford portfolio 45+ Target Age $150k - $200k Median Income (1) Source: third - party survey data (2) 2022 Projected revenue guidance for Oxford of $1.300 billion to $1.325 billion for Oxford as of 9/1/2022. and $202 million of re venue for Johnny Was included in the pro forma amounts. 65%+ Wear JW 1x+ weekly 65% 56% 26% 22% 9% 8% Tommy Bahama Lilly Pulitzer Emerging Brands Johnny Was Pro Forma 14%

OPPORTUNITIES FOR GROWTH Lift level of brand awareness through strategic investments and continue to take share in $11B affordable luxury segment (1) To drive sustained, profitable growth Grow new customer counts through continued physical door expansion, digital investments, and potential international opportunities Augment existing loyal customer base through increased purchase frequency Drive higher annual spend levels through continued category expansion (1) Affordable luxury segment within the U.S. Women’s Fashion Retail Market.

OXFORD OVERVIEW ACQUISTION OVERVIEW ACQUISITION IMPACT

TRANSACTION SUMMARY Enterprise Value $270 million Management Retention Oxford will retain the strong, experienced Johnny Was leadership team Closing Date September 19, 2022 Financing Financed primarily through cash on hand, with remaining ~$100M covered by drawing down Oxford’s revolving credit facility. Expect to pay off debt within first year of ownership Accretion Expected to be accretive in Year 1 Updated 3Q22 Outlook Revenue of $295M to $310M Adjusted EPS (1, 2) of $1.10 to $1.30 Updated FY22 Outlook Revenue of $1.375B to $1.405B Adjusted (1, 2) EPS of $10.25 to $10.60 (1) Reflects updated guidance as of 9/19/2022 after taking into consideration the Johnny Was acquisition and strength of Oxford’s bu siness subsequent to 9/1/2022. (2) A reconciliation of the non - GAAP guidance measures to corresponding GAAP measures is not available on a forward looking basis wi thout unreasonable effort due to the uncertainty regarding, and the potential variability of, the impact of non - cash purchase accounting adjustments required under G AAP, one - time discrete integration costs and transaction expenses, none of which are known at this time. The impact of each of these items may be significant.